SUPPLEMENT

DATED FEBRUARY 12, 2014 TO

HARTFORD GROWTH HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2013 AND SUMMARY PROSPECTUS DATED MAY 1, 2013, AS

LAST SUPPLEMENTED JUNE 14, 2013

REORGANIZATION OF HARTFORD GROWTH HLS FUND

WITH AND INTO HARTFORD GROWTH OPPORTUNITIES HLS FUND

At a meeting held on February 5, 2014, the Board of Directors (the “Board”) of Hartford Series Fund, Inc. (the “Hartford Series Fund”) approved on behalf of Hartford Growth HLS Fund (the “Growth HLS Fund”), and the Board of Directors of Hartford HLS Series Fund II, Inc. (“Hartford HLS Series Fund II” and collectively with Hartford Series Fund, the “Companies”) approved on behalf of Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”), an Agreement and Plan of Reorganization that provides for the reorganization of Growth HLS Fund into Growth Opportunities HLS Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Growth HLS Fund and Growth Opportunities HLS Fund have similar objectives, strategies and risks.  The total annual fund operating expenses, for the fiscal year ended December 31, 2013, for Growth Opportunities HLS Fund are lower than those of the Growth HLS Fund. We will be providing more information about the benefits of this Reorganization in a separate information statement that is expected to be mailed to shareholders in May. The expected Reorganization date is on or about June 23, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Growth HLS Fund to the Growth Opportunities HLS Fund in exchange for shares of the Growth Opportunities HLS Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Growth HLS Fund on the valuation date for the Reorganization; (2) the assumption by the Growth Opportunities HLS Fund of all of the liabilities of the Growth HLS Fund; and (3) the distribution of shares of the Growth Opportunities HLS Fund to the shareholders of the Growth HLS Fund in complete liquidation of the Growth HLS Fund. Each shareholder of the Growth HLS Fund will receive shares of the Growth Opportunities HLS Fund of the same class, and in equal value to, the shares of the Growth HLS Fund held by that shareholder as of the Closing Date.

We currently expect that the Fund will remain open to new and existing shareholders until on or about June 19, 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

February 2014